SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐    Preliminary Proxy Statement

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☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a -12

Virginia National Bankshares Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Virginia National Bankshares Corporation
404 People Place
Charlottesville, Virginia 22911

April 13, 2016

To All of Our Shareholders:

We are pleased to invite you to attend the 2016 Annual Meeting of Shareholders of Virginia National Bankshares Corporation. The meeting will be held on Wednesday, May 18, 2016, at 4:00 p.m., local time, at The Boar’s Head Inn (Grand Ballroom), 200 Ednam Drive in Charlottesville, Virginia 22903.

Enclosed are the notice of the meeting and the proxy materials setting forth information about our Company and the business to be transacted at the meeting. We also are including Virginia National Bankshares Corporation’s 2015 Annual Report on Form 10-K.

The formal meeting will be followed by a brief discussion of our plans and priorities.

Whether or not you plan to attend the meeting, it is important your shares be represented and voted. Please complete and return the enclosed proxy as soon as possible in the postage-paid envelope provided. You can also vote your shares through the internet or by telephone by following the instructions on your proxy card.

We appreciate your support as a shareholder and hope to see you on May 18th.

Very truly yours,

Glenn W. Rust
President and Chief Executive Officer

If your shares are held in a brokerage, trust or other investment account, you will need to vote using the proxy form provided by your broker in order for your vote to be counted. You will only be able to vote in person at the meeting if you obtain a legal proxy from your broker.
Please see page 2 of the proxy statement for more details.

Your Vote is Important.

VIRGINIA NATIONAL BANKSHARES CORPORATION

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 18, 2016

The Annual Meeting of Shareholders of Virginia National Bankshares Corporation (the “Company”) will be held at The Boar’s Head Inn (Grand Ballroom), 200 Ednam Drive, in Charlottesville, Virginia 22903 at 4:00 p.m., local time, on Wednesday, May 18, 2016, to consider and vote upon the following matters:

1.	Election of eight (8) directors of Virginia National Bankshares Corporation to serve until the 2017 Annual Meeting of Shareholders of the Company.

2.	Advisory (non-binding) vote to approve the Company’s executive compensation.

3.	Advisory (non-binding) vote to approve the frequency of the advisory vote on the Company’s executive compensation.

4.	Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors for 2016.

5.	Transaction of such other business as may properly come before the meeting or any adjournments or postponements.

The Board of Directors has fixed April 5, 2016 as the record date for determination of shareholders entitled to notice of and to vote at the 2016 annual meeting and any adjournments or postponements thereof.

It is important your shares are represented at the meeting. Please mark, sign, date and return your proxy card promptly, whether or not you plan to attend the Annual Meeting. If you are a registered shareholder and attend the meeting, you may vote in person even if you have already returned your proxy card.

By Order of the Board of Directors:

April 13, 2016	Donna G. Shewmake
Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the
Shareholders’ Meeting to Be Held on May 18, 2016

Proxy materials are available at www.vnb.com in the “Investors” section under “Proxy Materials.” The materials available include this notice of the annual meeting of shareholders, the proxy statement, the form of proxy and the Annual Report on Form 10-K for the year ended December 31, 2015.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	Where and when is the shareholders’ meeting?

A:	The 2016 Annual Meeting of Shareholders will be held at The Boar’s Head Inn (Grand Ballroom), 200 Ednam Drive, Charlottesville, Virginia 22903 on Wednesday, May 18, 2016 at 4:00 p.m., local time.

Q:	What am I being asked to vote on?

A:	At the Annual Meeting, you will be asked to vote on the following proposals:

●	to elect 8 directors of the Company to serve until the 2017 Annual Meeting of Shareholders of the Company;
●	to approve, on an advisory (non-binding) basis, the Company’s executive compensation;
●	to approve, on an advisory (non-binding) basis, the frequency of the advisory vote on the Company’s executive compensation; and
●	to ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors for 2016.

We will also vote on any other matters which may properly come before the Annual Meeting.

Q:	What do I need to do now?

A:	Just indicate on your proxy card how you want to vote, and sign, date and return it as soon as possible. If you sign and send in your proxy and do not indicate how you want to vote, your proxy will be voted for the election of the director nominees named in this proxy statement as directors of the Company to serve until the Company’s 2017 Annual Meeting, for the approval of the Company’s executive compensation, for approval of a frequency of every “One Year” with respect to the advisory vote on the Company’s executive compensation, and for the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors for 2016.

If you are a registered shareholder, you can choose to attend the Annual Meeting and vote your shares in person instead of returning your completed proxy card. If you do return a proxy card, you may attend the meeting and change your vote. See “The Annual Meeting – Voting and Revocation of Proxies” on page 2 of the proxy statement.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	If you own shares that are held in street name, meaning through a broker, bank or investment firm (each, a “broker”), and you do not provide the broker holding the shares with specific voting instructions then, under applicable rules, the broker holding the shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the broker holding such shares does not receive instructions from you on how to vote your shares on a non-routine matter, that broker will inform the inspector of election that it does not have the authority to vote on the matter with respect to the shares. This is generally referred to as a “broker non-vote.”

The election of directors (Proposal 1), the approval of the Company’s executive compensation (Proposal 2), and the approval of the frequency of the advisory vote on the Company’s executive compensation (Proposal 3) are matters that are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals 1, 2 and 3. The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors for 2016 (Proposal 4) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 4.

Please provide instructions to your broker on how you want your shares voted by completing the voting instruction form you receive from your broker.

Q:	How do I vote in person at the meeting if I hold shares in street name?

A:	You may only vote shares held in street name in person at the meeting if you obtain a “legal proxy” from the broker holding your shares. There should be a section of the voting instruction form sent to you that states “Place ‘X’ Here If You Plan to Attend and Vote Your Shares at the Meeting” or words of similar effect. If you place the “X” in the box provided and return your proxy card, you should receive a legal proxy from your broker that you can bring to the meeting to vote your shares in person. You should contact your broker for more complete information.

VIRGINIA NATIONAL BANKSHARES CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
MAY 18, 2016

GENERAL

This proxy statement is being furnished to you as part of the solicitation of proxies by the Board of Directors of Virginia National Bankshares Corporation (the “Company”) for use at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 18, 2016 at 4:00 p.m. at The Boar’s Head Inn (Grand Ballroom), 200 Ednam Drive, in Charlottesville, Virginia 22903, and at any adjournment or postponement of the meeting (the “Annual Meeting”). The Annual Meeting will be held for the purposes set forth below and in the Notice of the Annual Meeting of Shareholders. The date of this proxy statement is April 6, 2016. The approximate mailing date of this proxy statement, the Notice of the Annual Meeting and accompanying proxy (also sometimes referred to as the “proxy card”) is April 13, 2016.

Reorganization; Affiliated Banks

On December 16, 2013, Virginia National Bank (the “Bank”) reorganized into a holding company form of ownership pursuant to a Reorganization Agreement and Plan of Share Exchange (the “Reorganization”) which was approved by the Bank’s shareholders on June 19, 2013. As a result of this Reorganization, the Bank became a wholly-owned subsidiary of the Company, and each share of the Bank’s common stock was automatically converted to one share of the Company’s common stock. References to the Company in this proxy statement will generally include references to the Bank for any applicable periods prior to the Reorganization.

The Bank has one wholly-owned subsidiary, VNBTrust, National Association (“VNBTrust”), which is a national trust bank. References to the Company’s affiliated banks or subsidiaries include the Bank and/or VNBTrust.

Record Date and Voting Rights of Shareholders

Only shareholders of record of the Company’s common stock as of the close of business on April 5, 2016, the record date fixed for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the close of business on the record date, there were 2,358,777 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The Company has no other class of stock outstanding. Each share of common stock entitles the record holder thereof to one vote for each matter to be voted upon at the Annual Meeting.

Quorum

A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxy’s authority to vote (including broker non-votes as discussed below) on a matter will count toward a quorum but will not be included in determining the number of votes cast with respect to such matter. Shares held by brokers, banks or investment firms (“broker shares”) that are voted on any matter are included in the quorum. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

Vote Required

The vote required for approval varies based on the proposal. Directors are elected by plurality; therefore, the 8 nominees receiving the greatest number of affirmative votes cast will be elected. Approval of all other proposals and any other business that may properly come before the shareholders at the Annual Meeting at which a quorum is present will be approved if the votes cast in favor of the proposal or other action at the Annual Meeting exceed the votes cast against the proposal or other action.

Voting and Revocation of Proxies

Execution of a proxy will not affect a registered shareholder’s right to attend the Annual Meeting and vote in person. Any registered shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and voting in person. A registered shareholder may also revoke his or her proxy at any time before it is exercised by filing a written notice with the Corporate Secretary of the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any adjourned session of the Annual Meeting.

Voting Shares Held in Accounts with Brokers, Banks and Investment Firms; Broker Non-Votes

If your shares are held in an account with a broker, bank or investment firm (each, a “broker”), then your shares are held in “street name.” The broker holding your shares, or its nominee, is the registered shareholder for purposes of voting at the Annual Meeting, and you are considered the beneficial owner. As beneficial owner, you have the right to direct the broker how to vote the shares held for you, and you must follow the instructions of that broker in order to vote your shares or to change a previously submitted voting instruction. Since you are not the registered owner, you may not vote the shares in person at the Annual Meeting unless you obtain a legal proxy from the broker holding your shares giving you the right to vote shares registered in its name at the Annual Meeting. Please note that this legal proxy is different from the proxy card or voting instructions you generally receive in the mail. If you wish to vote your shares in person, please contact the broker holding your shares for a legal proxy.

If the broker holding your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that broker does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote” The election of directors (Proposal 1), the approval of the Company’s executive compensation (Proposal 2), and the approval of the frequency of the advisory vote on the Company’s executive (Proposal 3) are matters that are considered non-routine under applicable rules; therefore, broker non-votes may exist in connection with those proposals. The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors for 2016 (Proposal 4) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, so no broker non-votes are expected to exist in connection with Proposal 4.

How Shares will be Voted

Shares represented by proxies will be voted at the Annual Meeting as follows:

●	Properly Completed Proxies – Shares represented by a properly-completed proxy that contains voting instructions will be voted in accordance with the voting instructions specified in the proxy.
●

Proxies Without Voting Instructions – Shares represented by proxies that are properly signed and dated but which do not contain voting instructions will be voted in accordance with the recommendations of the Company’s Board of Directors (the “Board”).

●

Abstentions – A properly executed proxy marked “ABSTAIN” will be counted for purposes of determining whether there is a quorum present at the Annual Meeting, but the shares represented by that proxy will not be voted at the Annual Meeting.

●

Broker Non-votes – Other than with respect to the ratification of the Company’s independent auditors, your broker may not vote your shares for you unless you provide instructions to your broker on how to vote them. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you do not do this, your broker may not vote your shares at all (known as a “broker non-vote”).

Solicitation of Proxies

The Company is soliciting the proxies associated with this proxy statement and will bear all costs of the solicitation, including the cost of reimbursing brokers, banks and investment firms for forwarding proxy materials to beneficial owners of shares they hold. Solicitation of proxies is being made by mail. The Company may also solicit proxies in person or by telephone, facsimile, electronic mail or special letter. Solicitations may be made by directors, officers and other employees of the Company or any subsidiary, none of whom will receive any separate or additional compensation for such solicitations.

PROPOSAL 1 – ELECTION OF DIRECTORS

General

Eight directors will be elected at the Annual Meeting to serve until the 2017 Annual Meeting of Shareholders of the Company and until their successors are elected and qualified. The Company’s Board of Directors currently consists of 10 directors serving a one-year term which expires at the Annual Meeting.

Directors will be elected by a plurality of the votes cast by shares entitled to vote in the election of directors at a meeting at which a quorum is present, which means the 8 nominees receiving the highest number of votes will be elected, even though such 8 individuals may not receive “for” votes from a majority of the votes cast.

Nominations for Directors

The Board of Directors has nominated the 8 individuals named below for election to the Board at the Annual Meeting, all of whom are currently serving as director. Each person nominated has consented to being named as a nominee in this proxy statement and has indicated he or she is willing to serve as a director if elected. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve, shares represented by proxies will be voted at the discretion of the named proxies for such other person as the Board of Directors may nominate.

The following table sets forth certain information concerning the persons who have been nominated for election as directors by the Board of Directors.

The Board of Directors of the Company recommends that shareholders vote “FOR” the election of each of the nominees set forth below as the Company’s directors. Unless otherwise indicated on the proxy, the persons named therein will vote “FOR” the election of the following nominees.

Name (Age)	Principal Occupation	Director Since*
H. K. Benham, III (76)	Retired Attorney, former partner of Harrison and Johnston	2015**(2)

Steven W. Blaine (58)	Attorney & Partner, LeClairRyan, A Professional Corporation	1998 (1) (2)

William D. Dittmar, Jr. (63)	Managing Member, Enterprise Properties, LLC	1998 (1) (3)

James T. Holland (75)	Consultant and Author	2013 (1) (3)

Susan K. Payne (67)	President, Payne, Ross & Associates Advertising, Inc.	2015**(_)

Glenn W. Rust (60)	President and Chief Executive Officer, Virginia National Bankshares Corporation and its subsidiary banks	2006

Gregory L. Wells (59)	Chief Executive Officer, ACAC Fitness & Wellness Centers	2012 (1)(2)

Bryan D. Wright (63)	Attorney & Partner, Williams Mullen	2015**(1)
____________________

(1)	Currently a member of the Audit and Compliance Committee.
(2)	Currently a member of the Compensation Committee.
(3)	Currently a member of the Corporate Governance Committee.

* Includes continuous service on the Board of the Bank prior to the Reorganization into a holding company form of ownership.
**These nominees have served on the board of directors of the Bank, as follows: Mr. Benham, since 2002; Ms. Payne, since 1998; and Mr. Wright, since 2012.

The following biographies of the nominees standing for election contain information regarding the person’s business experience, public company director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and/or skills that caused the Board of Directors to determine the person should serve as a director of the Company. Unless otherwise noted, the person has held their current position for at least five years. All nominees also serve on the board of directors of both Virginia National Bank and VNBTrust.

H. K. Benham, III, retired, practiced law with the firm of Harrison and Johnston in Winchester, Virginia for 50 years, specializing in corporate, tax, trust and real estate law. He is a managing partner in Page-Brooke Land Trust, a residential and commercial development and investment company and is a director of Plasticard-Locktech International, a gift card and hotel keycard company. Mr. Benham has extensive experience with bank trust departments, both personally, as trustee, and as legal counsel for clients. In addition to his legal expertise, Mr. Benham also has knowledge of the Winchester marketplace.

Steven W. Blaine is a partner in the Charlottesville, Virginia office of the law firm of LeClairRyan, A Professional Corporation, primarily practicing in business and real estate law. Prior to joining LeClairRyan in 1999, Mr. Blaine was a partner in the Charlottesville office of McGuireWoods LLP. As a practicing attorney, Mr. Blaine provides 32 years of experience as a corporate and transactional attorney. In addition, he provides valuable insight into the local real estate economy and brings his legal perspective to bear in matters coming before the Company’s Audit and Compliance Committee.

William D. Dittmar, Jr. serves as the non-executive Chairman of the Board of the Company, Virginia National Bank and VNBTrust, N.A. Mr. Dittmar is the managing member of Enterprise Properties, LLC. in Charlottesville, Virginia, which is the parent company for various real estate and commercial property subsidiaries, as well as other investments. Mr. Dittmar is the Company’s “audit committee financial expert;” has an extensive business background as a corporate executive, real estate executive and project manager; and is well-versed in economic issues.

James T. Holland, a consultant, author and civic volunteer, was the president, chief executive officer and a director of O’Sullivan Corporation, a manufacturing company based in Winchester, Virginia, before retiring in 1999. Prior to that, Mr. Holland was a manager of Finance and Control for a consulting firm and served in junior management positions in a bank. Mr. Holland has executive management and board experience, including prior service on bank boards, and is a civic leader in the Winchester community.

Susan K. Payne is President of Payne, Ross & Associates Advertising, Inc., a marketing, public relations and advertising firm located in Charlottesville, Virginia. She currently serves as the chair of the board of directors of Virginia Tourism Corporation. Ms. Payne has an extensive understanding of the markets and communities served by the Company and provides marketing and public relations knowledge, better enabling the Company to communicate with existing customers, reach new customers and expand the Company’s brand.

Glenn W. Rust is Chief Executive Officer and President of the Company, Virginia National Bank and VNBTrust. Prior to joining the Bank in 2006, he held various executive management positions at Sterling Bank, including executive vice president, chief operations officer, chief information officer, and president of the Bankruptcy Trustee Division. Mr. Rust serves on the board of, and provides advice and strategic counsel to, several charitable organizations in the Charlottesville and Washington, D.C. areas. Mr. Rust brings wide-ranging executive bank management experience to the Company and expertise in successfully managing growth opportunities.

Gregory L. Wells is Chief Executive Officer of ACAC Fitness and Wellness Centers, which has centers in Charlottesville and Richmond, Virginia and in West Chester, Pennsylvania. Prior to joining ACAC in 2006, he was the Chief Executive Officer and an owner of Mailing Services of Virginia in Charlottesville and held management positions with the former Centel Corporation. Mr. Wells has experience in leading companies of various sizes, including responsibilities for finance, strategic planning, operations, business development, marketing and human resources.

Bryan D. Wright is a partner in the Charlottesville, Virginia office of the law firm of Williams Mullen, where he serves as corporate, intellectual property and litigation counsel to entrepreneurs, businesses and public institutions. He is active in civic and community affairs. A frequent speaker on business and litigation law matters, Mr. Wright’s legal experience provides him with valuable insight on business and risk management issues.

PROPOSAL 2 – ADVISORY (NON-BINDING) VOTE
TO APPROVE EXECUTIVE COMPENSATION

Shareholders are being given the opportunity to vote on an advisory (non-binding) resolution to approve the compensation of the named executive officers pursuant to requirements of the Dodd-Frank Act and rules of the Securities and Exchange Commission. The named executive officers of the Company are set forth in the “Executive Compensation” section starting on page 9 of this proxy statement. This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to endorse or not endorse a company’s executive pay program, which is outlined in the “Executive Compensation” section. Accordingly, shareholders of the Company are being asked to approve the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Executive Compensation section of this proxy statement.”

As stated above, this is an advisory vote only. Approval of the proposed resolution requires that the votes cast “for” the resolution exceed the votes cast “against” the resolution.

The Company believes its compensation policies and procedures are aligned with the long term interests of its shareholders. Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee of the Board of Directors will take into account the outcome of the vote when considering future executive compensation recommendations and decisions.

The Board of Directors recommends that shareholders vote “FOR” approval of the named executive officers’ compensation. Unless otherwise indicated on the proxy, the persons named therein will vote “FOR” approval of this proposal.

PROPOSAL 3 – ADVISORY (NON-BINDING) VOTE TO APPROVE THE
FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

Shareholders are also being given the opportunity to vote on an advisory (non-binding) resolution to approve how often the advisory vote on executive compensation will be held, also pursuant to the requirements of the Dodd-Frank Act and rules of the SEC. This proposal is commonly referred to as “say when on pay.” Shareholders have the following choices regarding how often to hold the say on pay vote: every “One Year,” “Two Years,” or “Three Years.” Shareholders may also “Abstain” from the vote.

The Board of Directors recommends an advisory “say on pay vote” every year because such frequency provides the highest level of accountability and communication by having the shareholder vote correspond with the most recent compensation information presented in the proxy statement for the Company’s annual meetings.

As stated above, this is an advisory vote only. Shareholders are not voting to approve or disapprove the recommendation of the Board of Directors. The alternative receiving the greatest votes – one year, two years or three years – will be the frequency that shareholders approve.

The Board of Directors recommends that shareholders vote “FOR” a frequency of every “One Year” for future votes on executive compensation. Unless otherwise indicated on the proxy, the persons named therein will vote “FOR” a frequency of every “One Year.”

PROPOSAL 4 – RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Compliance Committee of the Board of Directors (the “Audit Committee”), under Rule 10A-3 of the Securities and Exchange Act of 1934 and the committee’s charter, has the sole authority to appoint or replace the Company’s independent auditors. The Audit Committee has appointed Yount, Hyde & Barbour, P.C. as the independent auditors to audit the Company’s consolidated financial statements for the year ending December 31,

2016. The Audit Committee seeks shareholder ratification of this appointment. Yount, Hyde & Barbour, P.C. has acted as the Company’s external auditors and has reported on consolidated financial statements since 1999. A representative from Yount, Hyde & Barbour, P.C. is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

The appointment of independent auditors will be ratified if the votes cast “for” ratification exceeds votes cast “against” ratification.

Should the shareholders not ratify the selection of Yount, Hyde & Barbour, P.C., it is contemplated that the appointment of Yount, Hyde & Barbour, P.C. will be permitted to stand unless the Audit and Compliance Committee finds other compelling reasons for making a change. Disapproval by the shareholders will be taken into consideration for the selection of the independent registered public accounting firm for the coming year.

The Board of Directors recommends that shareholders vote “FOR” ratification of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2016. Unless otherwise indicated on the proxy, the persons named therein will vote “FOR” ratification.

INFORMATION ABOUT THE BOARD OF DIRECTORS
AND BOARD COMMITTEES

Compensation of Directors

The following table provides information concerning the compensation of non-employee directors of the Company who served at any time during 2015. Mr. Rust is an employee director and does not receive separate compensation for serving on the Board.

	Fees Earned or	All Other
Name	Paid in Cash (1)	Compensation	Total
H. K. Benham, III	$10,000	-	$10,000
Steven W. Blaine	$10,000	-	$10,000
Nancy L. Brody	$10,000	-	$10,000
John J. Davies, III	$10,000	-	$10,000
William D. Dittmar, Jr.	$10,000	-	$10,000
James T. Holland	$10,000	$36,000 (2)	$46,000
William Bolling Izard, Jr.	$10,000	-	$10,000
Susan K. Payne	$10,000	-	$10,000
Gregory L. Wells	$10,000	-	$10,000
Bryan D. Wright	$10,000	-	$10,000
____________________

(1)	Fees paid to directors as compensation for service on the boards of the Company and its subsidiaries.
(2)	During 2015, Mr. Holland received $36,000 from the Company’s affiliate(s) as an independent contractor to assist with its business development efforts in the Winchester market.

Meetings of the Board of Directors; Director Attendance

There were 9 meetings of the Board of Directors in 2015. Each incumbent director attended at least 75% of the meetings of the Board of Directors and of the committees of the Board on which he or she served during 2015. Board members are encouraged to attend the Annual Meeting of Shareholders, and all of the directors serving on the Company’s Board at the time of the 2015 Annual Meeting of Shareholders attended that meeting.

Independence of Directors

SEC rules require a company like Virginia National Bankshares Corporation, whose securities are not listed on a national securities exchange or inter-dealer quotation system, disclose in its proxy statement whether each director, nominee for director and member of its compensation, nominating or audit committee is “independent” using a definition of independence under the rules of a national securities exchange or inter-dealer quotation system. The Board has selected to use the independence definitions under the corporate governance standards established by the NYSE for purposes of disclosure in this proxy, even though those standards are not directly applicable to the Company. For the purpose of determining the independence of any individual for service on the Board of Directors of the Company, the Board has made a reasonable good faith determination, after taking into account all relevant facts and circumstances, that the individual has no material relationship with, or conflict with the interests of, the Company that would interfere with or impair the exercise of that individual’s independent business judgment.

The Board has determined that the following 9 of the 10 current directors, 7 of whom are also nominees, are independent within the meaning and guidance of Section 303A.02 of the NYSE Listed Company Manual: Ms. Brody, Ms. Payne, and Messrs. Benham, Blaine, Dittmar, Holland, Izard, Wells and Wright. Mr. Rust, as an executive officer of the Company, is the only director or nominee who is not independent.

In addition, using the NYSE standards, the Board has determined that: (a) each current member of the Compensation Committee is independent; (b) each current member of the Corporate Governance Committee is independent; and (c) each member of the Audit and Compliance Committee is independent except Messrs. Blaine and Holland, who are independent for purposes of serving on the Board but are not independent under the NYSE requirement that audit committee members meet the additional independence requirements of Securities and Exchange Commission Rule 10A-3 because they directly or indirectly accept consulting or advisory fees from the Company. The Company and/or its affiliated banks paid Mr. Blaine’s law firm fees for services performed by other attorneys in that firm and paid Mr. Holland independent contractor fees for assisting with business development. The amounts of such fees are not subject to disclosure as related party transactions under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Committees of the Board.

The Board of Directors has standing audit, compensation and corporate governance committees.

Audit and Compliance Committee. The directors currently serving on the Audit and Compliance Committee are Messrs. Dittmar (chair), Blaine, Holland, Izard, Wells and Wright. The primary function of the Audit and Compliance Committee is to direct and monitor the internal audit and control functions and to select the Company’s independent auditing firm. The Board of Directors has determined that Mr. Dittmar is an “audit committee financial expert” and that each member of the Committee except Mr. Blaine and Mr. Holland is “independent” within the corporate governance standards for audit committees established by the New York Stock Exchange (“NYSE”), as described in more detail above under “Independence of Directors.” The Audit and Compliance Committee met 4 times during 2015. The charter of the Audit and Compliance Committee is on the Company’s Investor Relations website at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.”

Compensation Committee. The directors currently serving on the Compensation Committee are Mr. Blaine (chair), Mr. Benham, Ms. Brody and Mr. Wells. Each current member of this Committee is “independent” within the corporate governance standards of the NYSE. The primary function of the Compensation Committee is to review and make recommendations to the Board of Directors with respect to the Company’s executive compensation policies and compensation for directors and to administer the Company’s stock incentive plans. The Compensation Committee met 3 times during 2015. The charter of the Compensation Committee is on the Company’s Investor Relations website at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.”

Corporate Governance Committee. The directors currently serving on the Corporate Governance Committee are Ms. Brody (chair), Mr. Dittmar and Mr. Holland. Each current member of the Committee is “independent” within the corporate governance standards of the NYSE. The primary function of the Corporate Governance Committee is to make recommendations to the full Board of Directors on matters of corporate governance, including the independence of directors and nominees. This committee has no regular meeting schedule, but generally meets in the first quarter of each year to review and make recommendations to the Board regarding independence of directors, and is otherwise available to address corporate governance matters with respect to which the full Board requests guidance. The Corporate Governance Committee met 1 time during 2015. The charter of the Corporate Governance Committee is on the Company’s Investor Relations website at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.”

Nominating Procedures

The Company’s Board of Directors does not currently have a standing nominating committee. Since January 2012, nominations are made and considered by the full Board based on the Board’s desire that all directors be actively involved in the nominating process.

The entire Board is involved in identifying and evaluating nominee candidates, and the Corporate Governance Committee assists with determining independence and/or performing other duties as may be requested. In terms of the qualifications for nominees, the Board considers a number of factors, based on a matrix developed by the Board, in the context of the perceived needs of the Board at that point in time to complement the existing board composition. Although the Board has not adopted a formal policy relating to diversity, the Board considers a number of diverse attributes, characteristics, experiences and skills including, but not limited to: board and management experience; business and professional expertise; geographic representation and community involvement in the Company’s market area; business and other relationships with the Company and its subsidiaries; independence; potential competition or other conflicts with the Company’s business; gender; race; and availability to attend Board meetings. A nominee candidate must also complete a questionnaire designed to gather information required to be disclosed in the proxy statement as a nominee and other information about the candidate’s background and experience. After completing their evaluation, the full Board then determines whether to recommend candidates for nomination as directors for shareholders to consider and vote upon at an annual meeting.

While the Board has not established any formal policies for consideration of director candidates recommended by shareholders, nominations of persons for election to the Board may be made at an annual meeting by a shareholder in accordance with the Company’s Bylaws. See “Shareholder Nominations and Proposals” on page 16 of this proxy statement.

Board Leadership Structure and Role in Risk Oversight

Since 2007, the positions of Chief Executive Officer and Chairman of the Board have been separated. The current leadership structure, which allows the non-executive Chairman to maintain a more objective role in management of Board functions and the Board’s oversight of management, is deemed appropriate and effective by the Board at this time. While the Company’s management has responsibility for direct, day-to-day management of the Company, the Board has a significant role in oversight of risk. Officers are generally ratified by the Board annually, upon the recommendation of the Chief Executive Officer and President. The Board approves all significant policies which guide the Company’s officers and other employees in the discharge of their duties. Programs are established to monitor compliance with the policies, and compliance reviews and audits are reported to the Audit and Compliance Committee. While the Board committees outlined above generally perform a more direct role in overseeing specific areas of risk, each committee provides full reports to the Board on any significant or material findings.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth the name and position of each of the current executive officers of the Company. These individuals are referred to throughout this document as “executive officers” or “named executive officers.” Unless otherwise indicated, each of these officers has served as an executive officer of the Company, or the Bank prior to the Reorganization, for at least five years:

Name (Age)	Information about Executive Officers
Glenn W. Rust (60)	President and Chief Executive Officer of the Company and its subsidiary banks. He has been President of Virginia National Bank since November 1, 2006 and Chief Executive Officer since July 15, 2007.

Virginia R. Bayes (55)	Chief Credit Officer and Executive Vice President of Virginia National Bank. Ms. Bayes joined the Bank in 1998 and was named an executive officer in January 2011.

Donna G. Shewmake (55)

General Counsel, Executive Vice President and Corporate Secretary of the Company and Virginia National Bank. Ms. Shewmake joined the Bank in June 2008 as General Counsel and Executive Vice President, and was named Secretary and an executive officer in May 2009.

Compensation Discussion

Philosophy and Objectives of the Company’s Compensation Program. The Board believes compensation of its executive officers should reflect and support the Company’s strategic and financial performance goals, the primary goal being the creation of long-term value for the shareholders of the Company, while protecting the interests of the depositors of the Bank.

The Compensation Committee has adopted a committee charter, which was subsequently ratified by the entire Board of Directors, pursuant to which the Compensation Committee is tasked with reviewing and making recommendations regarding the Company’s executive compensation policies to ensure they are (i) competitive, (ii) performance-based, and (iii) consistent with the Company’s annual and long-term business objectives. The Compensation Committee is also responsible for administering the Company’s stock incentive plans.

The Compensation Committee specifically reviews and, subject to approval by the Board, establishes the compensation of the Chief Executive Officer and President (“CEO”) of the Company and its affiliated banks based on reasonableness, competitiveness and relationship to performance. In determining the compensation to recommend for the Chief Executive Officer, the Compensation Committee reviews the overall financial performance of the Company relative to the performance of peer and comparable banks and bank holding companies, as well as the CEO’s performance against standards previously established by the Compensation Committee. The Compensation Committee considers whether the CEO’s cash compensation and the stock option incentive awards made to him bear a reasonable relationship to the compensation paid to the chief executive officers of comparable banks and bank holding companies, and is consistent with the desire of the Compensation Committee to offer appropriate performance incentives to the CEO and to motivate him to remain at the Company. In 2014, the Compensation Committee did not recommend any adjustment to the CEO’s base compensation or any incentive compensation. In 2015, the Compensation Committee recommended the CEO be given a $75,000 bonus and that there be no adjustment to the CEO’s salary. The Board approved such recommendation.

The CEO of the Company specifically reviews and establishes the compensation of the other executive officers of the Company. The compensation of the Company’s named executive officers is designed to be competitive with the Company’s peers and reflective of the level of responsibility and performance of the executive officer. The philosophy behind the compensation program is to provide both cash compensation, in the form of salaries and short-term incentive compensation, and stock option incentives, in an effort to promote an ownership mentality among the executive officers and other key individuals within the Company and its affiliated banks.

During 2014 and 2015, no compensation consultants were engaged or used by the Compensation Committee, the Board of Directors or management with respect to executive compensation. The Compensation Committee and management do use certain compensation surveys available from various organizations.

Composition of Compensation. There are four primary components of executive compensation, as follows: base salary; short-term incentive compensation; long-term stock option grants or other awards under the Company’s stock incentive plans; and benefits.

Base Salary. Base salary provides competitive levels of compensation to executives, in accordance with their experience, duties and responsibilities. Base salaries are necessary to recruit and retain executives, and base salary adjustments are reflective of an individual’s performance or changed responsibilities.

Short-Term Incentive Compensation; Bonuses. Short-term incentive compensation is designed to align the interests of staff with the Company’s shareholders by rewarding executive officers and other eligible employees based on the performance of the Company. No bonuses were paid to executive officers in 2014 and 2015 other than the $75,000 bonus paid to the CEO in 2015, as approved by the Board. Management continues to consider a formal short-term incentive compensation program. Executive officers may be eligible to participate in the Company’s incentive programs; however, any incentive compensation or bonus paid to Mr. Rust is subject to review by the Compensation Committee and approval by the Board.

Long-Term Stock Option Grants and Other Stock Incentive Awards. Periodically, stock option grants, restricted stock or other awards under the Company’s stock incentive plans may be awarded to executive officers and others within the Company and its affiliated banks whose performance is critical to the ongoing success of the Company. Stock options that have been granted have a ten-year term, and typically vest evenly over a four-year period. All outstanding options have an exercise price equal to the closing price of Company common stock on the date of the grant. The actual value that may be realized by an option holder is tied to the appreciation of Company common stock, thereby aligning the option holders’ interests with those of the Company’s other shareholders. Outstanding stock options granted to the named executive officers are included below under the heading “Outstanding Equity Awards at Fiscal Year-End 2015.”

Benefits.

401(k) Profit Sharing Plan. The Company has a 401(k) plan available to all employees who are at least 18 years of age. Employees are able to elect the amount to contribute, not to exceed a maximum amount as determined by IRS regulations. Commencing January 1, 2014, the Company has matched 100% of the first 6% of employee contributions. “Vesting” refers to the rights of ownership to the assets in the 401(k) accounts. Effective January 1, 2013, matching contributions were fully vested immediately. Employee contributions to the plan have always been 100% vested.

Health and Welfare Benefits. The Company also offers health and welfare benefits to the executive officers and others within the Company, including medical, dental and vision insurance, group term life insurance, disability insurance and flexible spending accounts.

Split-Dollar Life Insurance. The Company has certain split-dollar insurance, or bank-owned life insurance (“BOLI”) arrangements with the named executive officers and certain other senior officers of the Company or its subsidiaries. Under these BOLI arrangements, the Company is the owner of, and pays all premiums for, insurance policies on an officer’s life. Upon the death of the insured officer, a portion of the death benefit will be paid to beneficiary(ies) designated by the officer, subject to the terms and restrictions of the split-dollar endorsement agreement between the officer and the Company, and the balance is paid to the Company.

Perquisites. Perquisites may be granted to executive officers and other employees, after proper consideration of the business need. Perquisites may include memberships in local clubs and the provision of a bank-owned automobile, or limited reimbursement toward the purchase of a personal automobile, that will be primarily used for Company business. All perquisites represent a very small portion of the Company’s compensation program, and those for the named executive officers are disclosed according to regulation in the Summary Compensation Table below.

Employment and Severance Agreements. Neither the Company nor its affiliated banks have any employment or severance agreements with the named executive officers or any other agreements that would result in payments (other than accrued salary and benefits) to the executive officers upon a change in control.

Summary Compensation Table

The following table sets forth, for the periods indicated, certain information concerning the compensation of the named executive officers.

				All Other
				Compensation
Name and Position	Year	Salary	Bonus	(1)	Total
Glenn W. Rust	2015	$285,000	$75,000	$49,581	$409,581
Chief Executive Officer	2014	$285,000	-	$47,565	$332,565
and President (Principal
Executive Officer)

Virginia R. Bayes	2015	$170,304	-	$11,686	$181,990
Chief Credit Officer and	2014	$170,304	-	$22,397	$192,701
Executive Vice President,
Virginia National Bank

Donna G. Shewmake	2015	$190,000	-	$12,996	$202,996
General Counsel,	2014	$190,000	-	$12,950	$202,950
Executive Vice President
and Secretary
____________________

(1)	Consists of the Company’s contribution to the 401(k) plan account of the named executive officers during the years mentioned; term life, bank-owned life insurance and disability insurance premiums paid by the Company for the benefit of the named executive officers; and gross-ups or other amounts reimbursed for the payment of taxes. For Mr. Rust, this also includes expenses related to country club memberships, a bank-owned automobile, information technology and health/wellness benefits. For Ms. Bayes, this also includes reimbursement for health/wellness benefits and, for 2014, education benefits.

Outstanding Equity Awards at Fiscal Year-End 2015

The following table provides certain information on the unexercised options held by each of the named executive officers as of December 31, 2015. There are no other equity awards outstanding to the named executive officers.

	Number of	Number of
	Securities	Securities
	Underlying	Underlying	Option
	Unexercised	Unexercised	Exercise	Option
	Options	Options	Price	Expiration
Name	(#) Exercisable	(#) Unexercisable	($)	Date
Glenn W. Rust	11,500	-	$36.74	11/01/2016
Glenn W. Rust	5,750	-	$15.65	04/19/2020
Glenn W. Rust	5,750	-	$15.74	03/21/2021
Glenn W. Rust	2,500	2,500 (1)	$15.09	02/19/2023
Virginia R. Bayes	3,450	-	$26.96	08/23/2017
Donna G. Shewmake	4,600	-	$23.26	06/03/2018
____________________

(1)	Mr. Rust’s options vest in four equal annual installments beginning February 19, 2014.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK

The following table sets forth certain information known to the Company concerning persons who beneficially owned more than five percent (5%) of the outstanding Company common stock as of April 1, 2016. Referenced footnotes follow the second table concerning the beneficial ownership of Company common stock by directors and executive officers of the Company.

	Number of Shares	Percent of
Name and Address	Beneficially Owned (1)	Class
Hunter E. Craig	206,381	8.75%
1900 Arlington Boulevard
Charlottesville, Virginia 22903

Banc Fund VII L.P., Banc Fund VIII L.P.	204,209 (2)	8.68%
and Banc Fund IX L.P.
20 North Wacker Drive, Suite 3300
Chicago, Illinois 60606

William D. Dittmar, Jr.	171,086	7.24%
401 East Market Street
Charlottesville, Virginia 22902

The following table sets forth certain information, as of April 1, 2016, concerning beneficial ownership of the Company’s common stock by each director, nominee and named executive officer and all directors, nominees and executive officers as a group.

	Shares of Common Stock Beneficially Owned
Name	Number of Shares (1)		Percent of Class
Virginia R. Bayes	6,736	(3)	*
H.K. Benham, III	17,859		*
Steven W. Blaine	6,038		*
Nancy L. Brody	100	(3)	*
William D. Dittmar, Jr.	171,086		7.24%
James T. Holland	13,082	(3)	*
William Bolling Izard, Jr.	43,641		1.85%
Susan K. Payne	13,578	(3)	*
Glenn W. Rust	45,528		1.91%
Donna G. Shewmake	4,600		*
Gregory L. Wells	5,980		*
Bryan D. Wright	7,244	(3)	*
Directors and Executive Officers	335,472		13.88%
as a Group (12 persons)
____________________

*	Represents less than one percent of the Company’s common stock.

(1)	A person is deemed to be the beneficial owner of shares of the Company’s common stock if that person has the right to beneficially acquire such shares through the exercise of any option, warrant or right within 60 days. Number of shares reported includes shares that may be acquired pursuant to currently exercisable stock options granted under the Company’s incentive stock option plans as follows: Ms. Bayes, 3,450; Mr. Benham, 6,153; Mr. Blaine, 5,578; Mr. Dittmar, 5,578; Mr. Holland, 575 shares; Ms. Payne, 5,578; Mr. Rust, 26,750; and Ms. Shewmake, 4,600. All shares reported are held with sole investment power and sole voting power except noted.

(2)	Based on a Schedule 13G/A filed jointly with the SEC on February 10, 2016 by Banc Fund VI L.P., Banc Fund VII L.P., Banc Fund VIII L.P. and Banc Fund IX L.P (collectively and individually, the “Banc Funds”). Pursuant to that Schedule 13G/A, as of December 31, 2015, (i) Banc Fund VI L.P. has sole voting and investment power of 0 shares of Company common stock, (ii) Banc Fund VII L.P. has sole voting and investment power of 51,595 shares of Company common stock, (ii) Banc Fund VIII L.P. has sole voting and investment power of 106,314 shares of Company common stock, and (iv) Banc Fund IX L.P. has sole voting and investment power of 46,300 shares of Company common stock. Charles J. Moore is the manager of each of the Banc Funds and has voting and dispositive power of the Company’s common stock held by the Banc Funds. Mr. Moore is also the controlling member of The Banc Funds Company, L.L.C. (“TBFC”), an Illinois company whose principal business is to be a general partner of the following entities that act as the general partners of the individual Banc Funds: MidBanc VI L.P., MidBanc VII L.P., MidBanc VIII L.P. and MidBanc IX L.P. As the controlling member of TBFC, Mr. Moore will control TBFC and, therefore, each of the partnership entities directly and indirectly controlled by TBFC.

(3)	Includes shares held with shared voting and investment power with a spouse or shares held by a spouse as follows: Ms. Bayes, 115 shares; Ms. Brody, 100 shares; Mr. Holland, 1,610 shares; Ms. Payne, 6,850 shares; and Mr. Wright, 2,150 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors, executive officers and persons who own more than 10% of the Company’s securities (collectively, “reporting persons”) are required to file reports of ownership and changes in ownership of the Company’s securities with the Securities and Exchange Commission and to provide copies of such reports to the Company. Prior to the Reorganization, such reports were required to be filed with the Office of the Comptroller of the Currency. To the Company’s knowledge, based solely on a review of the information and reports furnished to the Company, the Company believes that all reporting persons timely filed all reports required under Section 16(a) during 2015 with the following exception: a Form 4 report was filed late by Mr. Benham.

TRANSACTIONS WITH RELATED PERSONS

Certain of the Company’s officers and directors, and certain immediate family members and/or entities in which such persons are associated, are customers of the Company’s banking affiliates and have had transactions in the ordinary course of business with the banking affiliates, including loan, deposit, asset management and other banking transactions. All such banking transactions have been on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons, and did not involve more than a normal risk of collection or present any unfavorable features for the bank. All credit transactions involving officers and directors are reviewed and approved pursuant to the Bank’s established underwriting procedures, and all credit transactions involving executive officers and directors, and/or entities in which such persons are associated, are reported to the board of directors of the Bank.

The Company had business dealings or entered into non-banking transactions with directors of the Company or with entities in which a director or principal shareholder is owner, principal or has a beneficial interest of 10% or more since January 1, 2015. The Company has not adopted a formal written policy that covers the review and approval of director and other related person transactions by the Board; however, the Board, as a matter of practice, reviews all such significant transactions for approval. All such dealings and transactions have been on substantially the same terms as those prevailing at the time for comparable business dealings and transactions with unrelated persons. From January 1, 2015 through March 31, 2016, the Company or its subsidiaries engaged in the following transactions with directors or a related entity: (a) the Bank made lease payments of $563,969 (which included reimbursements for taxes and insurance of $76,729) to Pantops Park, LLC, of which William D. Dittmar, Jr. is the manager and an indirect owner; and (b) the Company paid $533,227 to Nancy L. Brody and her spouse for the purchase of 23,285 shares of the Company’s common stock under the Company’s stock repurchase program. The Company has engaged in non-banking transactions with other related persons of the Company; however, the amount of such payments did not exceed the disclosure threshold of $120,000.

The Company also engaged in transactions in excess of the $120,000 disclosure limit with a group holding more than 5% of the Company’s common stock. According to a Schedule 13D filed on March 14, 2014, SRCM Holdings LLC (“SRCM Holdings”), Swift Run Capital Management, LLC (“SRCM”), Swift Run Capital, LP (“SRC Fund”) and Timothy S. Mullen (“Mullen”) (collectively, the “SRCM Group”) had shared voting and shared dispositive power over 241,741.5 shares of Company common stock, or approximately 9.0% of the outstanding Company common stock at that time. The SRCM Group filed an amendment to its Schedule 13D on May 26, 2015, reporting shared voting and dispositive power over 56,422.5 shares, or 2.1% of the Company’s common stock, following the sale on May 18, 2015 of 190,152 shares to the Company. Consequently, each member of the SRCM Group is a

“related person” under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended, for the period from March 14, 2014 through May 18, 2015. From January 1, 2015 through May 18, 2015, the Company or its affiliates engaged in the following transactions with members of the SRCM Group: (a) the Company paid $4,354,481 to SRC Fund for the purchase of 190,152 shares of the Company’s common stock under the Company’s stock repurchase program; (b) SRCM and/or SRCM Holdings paid $57,556 in acquisition royalties and referral fees to VNBTrust under a purchase and sale agreement effective July 18, 2013 related to the sale by VNBTrust of SRCM to SRCM Holdings; and (c) VNBTrust made a deferred bonus payment of $625,066 to Mullen for services performed prior to January 1, 2014, when Mullen was an employee of VNBTrust.

INDEPENDENT AUDITORS

The Company has selected Yount, Hyde & Barbour, P.C. to serve as independent auditors for the Company in 2016. This firm audited the books and records of the Company for 2015 and 2014. The Company or the Bank incurred the fees and out-of-pocket expenses shown in the table below for audit and other professional services provided by Yount, Hyde & Barbour, P.C., for or during the fiscal years ended December 31, 2015 and December 31, 2014.

Description	2015	2014
Audit Fees (1)	$99,239	$93,882
Audit-related Fees (2)	12.481	16,525
Tax Fees (3)	15,550	8,300
Total Fees	$127,270	$118,707
____________________

(1)	Audit fees: Audit and review services, and review of documents filed with the Securities and Exchange Commission.

(2)	Audit-related fees: Consist of the audit of the Bank’s 401(k) Plan, and research and consultation on various accounting and disclosure matters.

(3)	Tax fees: Preparation of federal and state income tax returns, and, in 2015, assistance in compliance with the tangible property regulations and preparation of Form 3115, as required.

In every case, the scope of all audit services and permissible non-audit services provided by Yount, Hyde & Barbour, P.C. was pre-approved by the Company’s Audit and Compliance Committee. The Committee was directly responsible for the appointment, compensation, retention and oversight of Yount, Hyde & Barbour, P.C., and the firm reported directly to the Committee.

Representative(s) from Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting to make a statement if they desire to do so and to answer questions shareholder(s) may have.

Yount, Hyde & Barbour, P.C. has advised the Company that neither it, nor any of its members, has any direct financial interest or material indirect financial interest in the securities of the Company, or any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee (the Audit Committee) consists of Messrs. Blaine, Dittmar, Holland, Izard, Wells and Wright, none of whom are employees of the Company. The Committee is authorized by the Board to provide independent oversight with respect to the independent audit; to monitor the Company’s accounting practices, procedures and policies and financial reporting processes, compliance of the Company’s consolidated financial statements and internal controls with federal and state banking and securities regulatory requirements; and to evaluate the Company’s system of internal controls, internal audit function (whether outsourced or conducted in-house), and related areas.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management. The Audit Committee has also reviewed and discussed with Yount, Hyde & Barbour, P.C., independent auditors, the matters required to be discussed by applicable Public Company Accounting Oversight Board (“PCAOB”) standards. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit and Compliance Committee concerning independence and has discussed with the independent auditors the independence of the firm.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors of the Company that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

William D. Dittmar, Jr., Chair
Steven W. Blaine
James T. Holland
William Bolling Izard, Jr.
Gregory L. Wells
Bryan D. Wright

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to all its employees, including its principal executive officer and its principal financial officer. The Code of Ethics is designed to deter wrongdoing and to promote the following: honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with regulatory agencies and in other public communications; compliance with applicable governmental laws, rules and regulations; the prompt internal reporting of violations of the Code to an appropriate person identified in the Code; and accountability for adherence to the Code.

The Company’s Code of Ethics is available, free of charge, by contacting the Corporate Secretary of Virginia National Bankshares Corporation at 404 People Place, Charlottesville, Virginia 22911. It is also available on the Company’s Investor Relations website at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.”

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders may communicate with all or any member of the Board of Directors by addressing correspondence to the “Board of Directors,” or to the individual director, in care of the Corporate Secretary of Virginia National Bankshares Corporation, 404 People Place, Charlottesville, Virginia 22911. All communications so addressed will be forwarded to the Chairman of the Board of Directors (in the case of correspondence addressed to the “Board of Directors”) or to any named individual director.

OTHER MATTERS

The Company is not aware of any other matters to come before the Annual Meeting. If other matters are properly raised at the Annual Meeting, the persons named in the enclosed proxy form will vote the proxy in their discretion.

SHAREHOLDER NOMINATIONS AND PROPOSALS

The Company’s Bylaws provide that, in addition to any other applicable requirements, for any nomination of a director or other business to be properly brought before an annual meeting by a shareholder, the shareholder must provide written notice to the Company at least 90 but not more than 120 days prior to the first anniversary of the preceding year’s annual meeting. For the 2017 annual meeting, notice must be delivered to the Corporate Secretary no later than February 17, 2017. The notification must contain certain information as provided in the Company’s Bylaws. Any proposed nomination or business not in compliance with the requirements of the Company’s Bylaws shall be disregarded. A copy of the Company’s Bylaws is available at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.” A copy may also be requested by contacting the Corporate Secretary at the address below.

In order for a shareholder proposal to be considered for inclusion in the Company’s proxy materials relating to its 2017 Annual Meeting of Shareholder pursuant to applicable Securities and Exchange Commission rules, it must be received by the Company no later than December 14, 2016.

Shareholder notifications and proposals should be sent to the attention of the Corporate Secretary, Virginia National Bankshares Corporation, 404 People Place, Charlottesville, Virginia 22911.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission, is being mailed with this proxy statement. Shareholders may also request, without charge, a copy of the Company’s 2015 Annual Report on Form 10-K by writing to the Corporate Secretary, 404 People Place, Charlottesville, Virginia 22911.

To Our Friends and Fellow Shareholders:

The Directors and Staff of

Virginia National Bankshares Corporation

Cordially Invite You to Join Them for an

Informal Discussion

Immediately Following the Formal Annual Meeting

VIRGINIA NATIONAL BANKSHARES CORPORATION

This Proxy is solicited on behalf of the Board of Directors

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned hereby appoints Virginia R. Bayes, Steven W. Blaine and Gregory L. Wells, any of whom may act alone and with full power of substitution, as proxies, to represent and vote all shares of Virginia National Bankshares Corporation (the “Company”) of the undersigned at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 18, 2016, at 4:00 p.m. at The Boar’s Head Inn (Grand Ballroom), 200 Ednam Drive, Charlottesville, Virginia 22903, or any adjournment or postponement thereof, on the following matters:

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF
VIRGINIA NATIONAL BANKSHARES CORPORATION
May 18, 2016
PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS' MEETING TO BE HELD ON MAY 18, 2016
A complete set of proxy materials related to Virginia National Bankshares Corporation's 2016 Annual Meeting of Shareholders is available on the internet at www.vnb.com in the “Investors” section under “Proxy Materials.” The materials available include the Notice of Annual Meeting of Shareholders, the Proxy Statement, the form of Proxy and the Annual Report on Form 10-K for the year ended December 31, 2015. The matters to be acted upon are set forth below. Execution of a proxy will not affect a registered shareholder's right to attend the Meeting and vote in person. Any registered shareholder who has executed and returned a proxy may revoke it by attending the Meeting and voting in person.
↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1,
“FOR” PROPOSALS 2 & 4, AND “ONE YEAR” IN PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1. Election of the following persons as directors to serve until the next annual meeting of shareholders			2.	Advisory (non-binding) approval of the Company’s executive compensation.	☐	☐	☐
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O H. K. Benham, III O Steven W. Blaine O William D. Dittmar, Jr. O James T. Holland O Susan K. Payne O Glenn W. Rust O Gregory L. Wells O Bryan D. Wright		1 YEAR	2 YEARS	3 YEARS	ABSTAIN
			3.	Advisory (non-binding) approval of the frequency of advisory vote on the Company’s executive compensation. ☐	☐	☐	☐

					FOR	AGAINST	ABSTAIN
			4.	Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors for 2016.	☐	☐	☐

			5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ⚫			This Proxy will be voted as specified. If no specification is made, this Proxy will be voted in accordance with the recommendations of the Board of Directors.

PLEASE COMPLETE THIS PROXY ABOVE, SIGN BELOW AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

Execution of a Proxy will not affect a registered shareholder’s right to attend the meeting and vote in person. Any registered shareholder who has executed and returned a Proxy may revoke it by attending the meeting and voting in person.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.